Subsequent events	3 Months Ended
Mar. 31, 2021
Subsequent events [Abstract]
Subsequent events
Note 22. - Subsequent events

On April 7, 2021, the Company closed the acquisition of Coso, a 135 MW renewable asset in California. Coso is the third largest geothermal plant in the United States and provides base load renewable energy to the California ISO. It has PPAs signed with three investment grade off-takers, with a 19-year average contract life. The total equity investment was approximately $130 million, and the Company expects to make an additional investment of approximately $40 million to reduce project debt.

In April 2021 the Company reached an agreement with Omers to acquire a 49% interest in a 596 MW portfolio of wind assets in the United States. EDP Renewables owns the remaining 51%. The assets have PPAs with investment grade off-takers with five year average remaining contract life. The total equity investment is expected to be approximately $196.5 million. Closing is expected to occur in the third quarter of 2021 subject to customary conditions precedent and regulatory approvals.

On May 4, 2021, the Board of Directors of the Company approved a dividend of $0.43 per share, which is expected to be paid on June 15, 2021.